THE PRUDENTIAL INVESTMENT PORTFOLIOS 16
Prudential QMA Defensive Equity Fund

Supplement dated January 25, 2018

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

Effective immediately, John A. Hudock, CFA will no longer serve as a portfolio manager responsible for the day-to-day management of the Fund. Ted Lockwood, MBA, MS, Edward L. Campbell, MBA, CFA, Joel M. Kallman, MBA, CFA, and Edward J. Lithgow will continue to serve as portfolio managers for the Fund.

To reflect this change, the Fund’s Summary Prospectus, Prospectus and SAI are hereby revised as follows, effective immediately:

I.	All references and information pertaining to John A. Hudock, CFA with respect to the Fund are hereby removed.

LR1019